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TCMS SERVICE AGREEMENT
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This Trustee Case Management Service Agreement (hereinafter the "Agreement") is made and entered into by and between ELECTRONIC PROCESSING, INC. (hereinafter "EPI") and TRUSTEE, in the capacity as a Chapter 7 Bankruptcy Trustee (the "Trustee").

     WHEREAS, EPI is in the business of providing hardware, software and software support in order to assist trustees representing estates in Chapter 7 bankruptcy to comply with the record keeping and reporting requirements of the various offices of the Unites States Trustees and Bankruptcy Courts;

     WHEREAS, the Trustee will maintain all or substantially all of the Trustee's Chapter 7 depository accounts with NationsBank of Texas, N. A. (hereinafter the "Depository Bank");

     WHEREAS, pursuant to a separate agreement between EPI and the Bank, EPI has agreed to make its trustee case management software and related support services available to the Trustee;

     WHEREAS, the Trustee desires to obtain such trustee case management software and services upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, EPI and the Trustee hereby agree as follows:

1. SERVICE. EPI shall provide to the Trustee its computerized trustee case management service (the "System") to assist the Trustee in complying with the banking and record- keeping requirements associated with the Trustee's bankruptcy trustee and debtor in possession accounts. In particular, EPI shall grant to the Trustee a non-transferable, nonexclusive license to use EPI's Chapter 7 trustee case management software and operating software (the "Licensed Software"). EPI will also provide to the Trustee the computer equipment necessary to operate the System (the "Hardware"). EPI shall also furnish to the Trustee the maintenance and support services described below (the "Support Services"):

        a)   Installation of the Hardware and Licensed Software;
        b) Written instructional materials and up to four days of on-site training regarding use of the Licensed Software;
        c) Conversion assistance for conversion of the Trustee's existing Chapter 7 data to the System;
        d) Maintenance of the Hardware and Licensed Software and the provision of any enhancements, modifications, updates, new documentation releases and corrections made by EPI to the Licensed Software, including without limitation, any enhancements, modifications, updates or corrections necessary to conform with the record keeping and reporting requirements of the U.S. Trustees and Bankruptcy Courts.

2. INSURANCE. The Trustee shall obtain and maintain property and casualty insurance, which covers the Licensed Software and Hardware. Upon request, the Trustee shall provide EPI with a certificate of insurance and/or a copy of the insurance policy.

3. DEPOSITORY BANK. The Trustee shall maintain all or substantially all of the Trustee's bankruptcy trustee or debtor-in-possession accounts at the Depository Bank. If during the term of this Agreement, the Trustee no longer maintains all or substantially all such accounts at the Depository Bank, the Trustee shall immediately notify EPI.


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4.   COMPENSATION.  Other than charges incurred in paragraph 5 below, the System provided by EPI hereunder shall be free of charge to the Trustee. EPI's compensation for furnishing the System shall be paid by the Depository
     Bank.

5. INTEGRATION AND MODIFICATION OF THE SOFTWARE. The Trustee acknowledges that the Licensed Software may be partially integrated with the Trustee's own Software and that EPI shall not be responsible for any failures of the Software attributable directly or indirectly to capacity, inconsistency or any other problems with the Trustees' own software regardless of whether EPI has been informed of such problems. The Trustee shall not modify the Licensed Software without EPI's consent. EPI shall not be responsible for maintaining the Trustee's modified portions of the Licensed Software. Efforts to correct or diagnose difficulties or defects traceable to the Trustees' errors, the Trustee's software problems or to system changes not specifically approved by EPI in writing will be billed to the Trustee at standard EPI time and material rates.

6. EPI'S WARRANTY. EPI's liability for errors or discrepancies in converting the Trustee's data and processing the Trustee's reports shall be limited to correction thereof. The Trustee shall be responsible for inspecting the data, information, reports, records and other materials furnished by EPI to the Trustee and shall notify EPI of any errors or discrepancies in such data or other information within 14 days after receipt of such information by the Trustee.

7. NO OTHER WARRANTIES. EXCEPT AS SET FORTH HEREIN, EPI DISCLAIMS ALL WARRANTIES WITH REGARD TO THE SERVICES AND PRODUCTS SOLD OR LICENSED HEREUNDER INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NOTWITHSTANDING THE FOREGOING, IF THE ABOVE DISCLAIMER IS NOT ENFORCEABLE UNDER THE LAW OR THE STATE OF THE JURISDICTION IN QUESTION, SAID DISCLAIMER SHALL BE CONSTRUED BY LIMITING IT AND REDUCING IT SO AS TO BE ENFORCEABLE TO THE EXTENT COMPATIBLE WITH THE APPLICABLE STATE LAW AS IT IS THEN DETERMINED.

8. NON-LIABILITY. NEITHER EPI NOR THE DEPOSITORY BANK SHALL HAVE LIABILITY FOR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE OR PERFORMANCE OF THE SYSTEM.

9. TITLE TO SOFTWARE SYSTEMS AND CONFIDENTIALITY. The Licensed Software and all operating manuals and other documentation and materials furnished to the Trustee by EPI (the "Other EPI Materials") and all copies thereof, are proprietary to EPI and title thereto remains in EPI. All applicable rights to patents, copyrights, trademarks and trade secrets in the Licensed Software and Other EPI Materials are and shall remain in EPI. The Trustee shall not sell, transfer, publish, disclose, display or otherwise make available to others the Licensed Software or Other EPI Materials or any copies thereof. The Trustee agrees to secure and protect the Licensed Software and Other EPI Materials and all copies thereof in a manner consistent with the maintenance of EPI's rights therein, and to take appropriate action by instruction or agreement with the Trustee's employees, agents or consultants who are permitted access to the Licensed Software or Other EPI Materials to satisfy its obligations hereunder. All copies made by the Trustee of the Licensed Software and Other EPI Materials, including translation, compilations, partial copies with modifications and updated works, are the property of EPI. Violations of any provision of this paragraph shall be the basis for immediate termination of this Agreement.


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10.  REMEDIES.  If the Trustee attempts to use, copy, license, or convey the items supplied by EPI hereunder in a manner contrary to the terms of this Agreement or in derogation of EPI's proprietary rights, whether these rights are explicitly herein stated, determined by law, or otherwise, EPI shall have, in addition to any other remedies available to it, the right to injunctive relief enjoining such action and the Trustee hereby acknowledges that other remedies are inadequate.

11. TERMINATION. This Agreement shall commence on the date of the initial funds transfer to the Depository Bank, and shall continue in full force and effect until terminated as set forth herein. Either EPI or the Trustee may terminate this Agreement, without cause, upon thirty (30) days' prior written notice to the other party. EPI reserves the right to terminate this Agreement immediately in the event that the Trustee materially breaches the Agreement, including, but not limited to, failure to maintain all or substantially all of the Trustee's bankruptcy trustee and debtor-in-possession accounts at the Depository Bank. EPI also reserves the right to terminate this Agreement immediately upon termination of the Agreement for Computerized Trustee Case Management System between EPI and the Depository Bank.

     Upon termination of this Agreement, the Trustee's right to use the Licensed Software and Hardware and other information or materials supplied by EPI shall automatically cease, and the Trustee shall immediately return the Licensed Software, Hardware and Other EPI Materials and all copies thereof to EPI. Upon request, the Trustee shall certify to EPI in writing that all such information and material has been properly returned to EPI.

12. OTHER SOFTWARE PRODUCTS. The Trustee understands that the Microsoft Word for Windows95 Version 7 word processing program is a product of Microsoft and is necessary to use the optional custom report features in EPI's Licensed Software. The Trustee agrees that if these features are to be used, the Trustee will acquire the appropriate software license or licenses from Microsoft at his/her own expense. EPI will assist the Trustee to load the Word program on EPI's hardware if Trustee furnishes EPI a photocopy of Trustee's license(s) to use the Word program.

     The Trustee may wish to load other programs onto EPI's hardware, including but not limited to, software to access PACER (public access to court electronic records). Licenses for any such additional programs must be acquired by the Trustee at her/his own expense, and such licenses must be shown to EPI if the Trustee wishes EPI employees to load the additional programs onto the system.

13. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and representations.

14. AMENDMENT; BINDING AGREEMENT. This Agreement may not be amended except in writing signed by the parties to be bound. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns from the effective date hereof in accordance with the terms herewith.

15. SEVERABILITY. In the event that any of the provisions, or any portion of a provision, of this Agreement are held by a court of competent jurisdiction to be unenforceable, invalid, or illegal, such provision shall be severed herefrom, and the remaining valid, enforceable, and legal provisions hereof shall remain in full force. It is agreed that the parties intend that in lieu of such unenforceable, invalid, or illegal provision, there be added a clause or provision as similar in terms to such unenforceable, invalid, or illegal term or provision to make it enforceable, valid, and legal.

16. HEADINGS. The section headings contained herein are intended for convenience only and in no way limit or otherwise affect the substantive provisions contained herein.


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Trustee's Signature                     Electronic Processing, Inc.
                                        501 Kansas Avenue
                                        Kansas City, KS 661051309





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Address:


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052996



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